Exhibit 99.1

enGene (Nasdaq: ENGN) Launched as Publicly Traded Genetic Medicines Company

Business combination transaction completed with Forbion European Acquisition Corp.

Clinical stage biotechnology company with EG-70 lead program in pivotal clinical study targeting BCG-unresponsive non-muscle invasive bladder cancer (NMIBC)

$138M in gross proceeds from transaction to support advancement of EG-70 clinical program, which is currently enrolling patients, and continued pipeline expansion in additional therapeutic areas

Boston, Mass. and Montreal, Canada, November 1, 2023 — enGene Holdings Inc. (“enGene” or the “Company,” Nasdaq: ENGN) today announced the completion of the previously announced business combination between enGene Inc., a clinical-stage genetic medicines company whose lead program is in a pivotal study for BCG-unresponsive non-muscle invasive bladder cancer (NMIBC), and Forbion European Acquisition Corp. (“FEAC,” Nasdaq: FRBN), a special purpose acquisition company. The Company also announced a concurrent transaction financing. As a result of the business combination, enGene Holdings Inc. became a publicly traded company, with enGene Inc., its subsidiary, continuing existing business operations. enGene will commence trading under the symbol “ENGN” on November 1, 2023 on Nasdaq. Gross proceeds from this transaction totaled approximately $138.0 million, which included funds held in the FEAC trust account net of redemptions, and the concurrent, oversubscribed private investment in public equity and other private (PIPE) financing. The enGene management team, headed by Chief Executive Officer, Jason Hanson, will lead the combined company.

“We are thrilled to begin this new phase of enGene’s journey as a public company,” said Jason Hanson, chief executive officer of enGene. “This transaction will support our continued mission to expand genetic medicine into the mainstream of clinical practice. Our lead program, EG-70 (detalimogene voraplasmid), is in an ongoing pivotal study in patients with BCG-unresponsive non-muscle-invasive bladder cancer with carcinoma in situ, and with an additional arm enrolling BCG-naïve patients. EG-70 aims to address the high disease burden faced by patients as well as the clinical and practical limitations of current therapies and those in late-stage development. We are optimistic about the therapeutic activity observed to date and look forward to the interim results from our pivotal study, expected in mid-2024. With our lead program and our proprietary technologies, we are committed to serving patients and clinical communities by working to develop safe, effective, fit-for-purpose medicines that seamlessly integrate into medical practice.”

“We are excited about the next phase of enGene and the continued development of EG-70 as a potential best-in-class therapy for non-muscle invasive bladder cancer,” said Jasper Bos, Ph.D., chief executive officer of FEAC. “Based on the available clinical data, we believe EG-70 is likely to show meaningful monotherapy efficacy in this challenging indication. Furthermore, EG-70 does not require the accompanying use of an indwelling device or co-administration with either BCG or an anti-PD-1/anti-PD-L1 agent. We believe that EG-70 has the potential to result in a highly effective and patient-friendly therapy that is well suited for the community oncologists at the front lines of NMIBC patient care.”

About the Transaction

As previously announced, on May 16, 2023, enGene Inc., now a wholly-owned subsidiary of the Company, entered into a definitive business combination agreement with FEAC, a special purpose acquisition company (SPAC) sponsored by Forbion group (“Forbion”), a life sciences specialist venture fund manager with headquarters in Naarden, the Netherlands, and offices in Munich, Germany, and Singapore.

The business combination was unanimously approved by FEAC’s board of directors and was approved by FEAC’s shareholders on October 24, 2023. The boards of directors of enGene and enGene Inc. also unanimously approved the business combination, and enGene Inc.’s shareholders voted in favor of the business combination on October 24, 2023.

As a result of the business combination (the “Business Combination”) and an associated private financing, enGene received proceeds of approximately $138.0 million, prior to transaction expenses, which includes cash proceeds of approximately $25.0 million from FEAC trust account (net of redemptions) and $113.0 million from private investors including, among others, BVF Partners, Omega Funds, Cowen Healthcare Investments, Investissement Québec, Vivo Capital, Northleaf Capital Partners and CTI Life Sciences Fund III, along with existing enGene investors Forbion Ventures III, Fonds de solidarité FTQ and Lumira Ventures. Net proceeds are expected to be used to fund the clinical development of EG-70, as well as support the development of pipeline programs in gynecological/genitourinary (GYN/GU) malignancies and respiratory diseases.

Advisors

Morgan Stanley & Co. LLC acted as financial advisor to enGene. Morgan Lewis & Bockius LLP serves as U.S. legal counsel and Blake, Cassels & Graydon LLP serves as Canadian legal counsel to enGene.

Leerink Partners acted as lead capital markets advisor to FEAC and UBS Investment Bank acted as lead financial advisor and capital markets advisor to FEAC. Davis Polk & Wardwell London LLP serves as U.S. legal counsel, Stikeman Elliott LLP serves as Canadian legal counsel, Maples Group serves as legal counsel, and Loyens & Loeff N.V. serves as Dutch legal counsel to FEAC.

Leerink Partners acted as the lead placement agent and UBS Investment Bank acted as co-placement agent to FEAC in connection with the PIPE commitments. Kirkland & Ellis LLP serves as legal counsel to Leerink Partners, UBS Investment Bank and Morgan Stanley & Co. LLC.

About enGene

enGene is a clinical-stage biotechnology company mainstreaming genetic medicines through the delivery of therapeutics to mucosal tissues and other organs, with the goal of creating new ways to address diseases with high clinical needs. enGene’s lead program is EG-70 for patients with non-muscle invasive bladder cancer (NMIBC) with carcinoma in situ (Cis) who are unresponsive or naïve to treatment with Bacillus Calmette-Guérin (BCG)—a disease with a high clinical burden. EG-70 is being evaluated in an ongoing Phase 2 pivotal study. EG-70 was developed using enGene’s proprietary Dually Derivatized Oligochitosan (DDX) platform, which enables penetration of mucosal tissues and delivery of a wide range of sizes and types of cargo, including DNA and various forms of RNA. For more information, visit enGene.com.

About enGene’s EG-70 Program

enGene’s lead product candidate, EG-70 (detalimogene voraplasmid), is a non-viral immunotherapy comprised of three gene cargos delivered via our proprietary Dually Derivatized Oligochitosan (DDX) platform. EG-70 is being evaluated as a monotherapy in a pivotal study to treat NMIBC patients with carcinoma-in-situ (Cis) who are unresponsive to treatment with Bacillus Calmette-Guérin (BCG). It is also being studied as a monotherapy to treat NMIBC patients with Cis who are naïve to BCG. EG-70 is applied by intravesical administration and encodes two RIG-I agonists intended to stimulate the innate immune system and IL-12 to stimulate the adaptive immune system. With cargoes selected to stimulate both arms of the immune system, EG-70 is designed to generate a strong local immune reaction in proximity to tumors, enabling the immune system to reduce or clear the tumor and develop memory to resist recurrence without significant systemic toxicities. To learn more about the EG-70 program, visit TheLegendStudy.com.

About enGene’s Dually Derivatized Oligochitosan (DDX) platform

enGene’s DDX platform is a breakthrough that enables the delivery of therapeutics to mucosal tissues and other organs, with the goal of creating new ways to address diseases with high unmet clinical needs. DDX is designed to enable a carrier to penetrate mucosal tissue and deliver a wide range of sizes and types of cargo, including DNA and various forms of RNA, by turning mucosal cells into therapeutic production “factories” that generate proteins and RNAs for a desired local effect. This platform is designed to support localized treatment specifically to the target site without the immunogenicity and systemic effects typical of viral vector-based genetic medicines, with the goal of expanding gene therapy to multiple clinical settings. enGene’s DDX platform is well-positioned for deployment and partnership across a number of therapeutic areas and organ systems, including the bladder, genitourinary cancers, and the lung.

For more information, visit enGene.com.

Forward-Looking Statements

Some of the statements contained in this press release may constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and “forward-looking information” within the meaning of Canadian securities laws (collectively, “forward-looking statements”). enGene’s forward-looking statements include, but are not limited to, statements regarding enGene’s expectations, hopes, beliefs, intentions, goals or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate”, “appear”, “approximate”, “believe”, “continue”, “could”, “estimate”, “expect”, “foresee”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “would”, and similar expressions (or the negative versions of such words or expressions) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: enGene’s expected future business plans and expansion of gene therapy into clinical practice; the potential benefits of the DDX platform and the future results and timing of Phase 1 and Phase 2 studies; the expected use of net proceeds of the Business Combination and the associated private funding; the effectiveness and use cases of enGene’s EG-70 Program; the expected timeline for the interim Phase 2 results from the EG-70 program. Readers are cautioned that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those expressed or implied in the forward-looking statements.

All forward-looking statements, including, without limitation, our examination of historical operating trends, are based upon our current expectations and various assumptions. Certain assumptions made in preparing the forward-looking statements include the Company’s ability to recruit and retain qualified scientific and management personnel, establish clinical trial sites and patient registration for clinical trials and acquire technologies complimentary to, or necessary for, its programs; the Company is able to enroll a cohort of patients in the Phase 2 LEGEND trial to assess EG-70’s efficacy and safety in the BCG-naïve patient population to evaluate its ultimate potential as a monotherapy in first line patients and expanding EG-70’s opportunity; the Company is able to file a Biologics License Application in 2025 with the FDA for approval to market EG-70 in the United States as a monotherapy to treat BCG-unresponsive NMIBC; EG-70’s product profile can be integrated seamlessly into community urology clinics where the vast majority of NMIBC patients are treated; the Company is able to retain commercial rights to EG-70 in the United States and commercialize EG-70 independently, while selectively partnering outside of the United States; the Company is able to execute the “pipeline-in-a-product” development strategy for EG-70; and the Company is able to utilize the dually derived chitosan gene delivery platform to develop effective, new agents for the delivery of genetic medicines to mucosal tissues.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results to differ materially from those that we expected and/or those expressed or implied by such forward-looking statements. These risks and uncertainties include: the expected benefits of the Business Combination; enGene’s financial performance following the Business Combination, including financial projections and business metrics and any underlying assumptions thereunder; the ability to maintain the listing of enGene securities on Nasdaq following the Business Combination; enGene’s success in recruiting and retaining, or changes required in, officers, key personnel or directors following the completion of the Business Combination; enGene’s plans and ability to execute product development, manufacturing process development, preclinical and clinical development efforts successfully and on anticipated timelines; enGene’s ability to design, initiate and successfully complete clinical trials and other studies for its product candidates and its plans and expectations regarding its ongoing or planned clinical trials; enGene’s plans and ability to obtain and maintain marketing approval from the U.S. Food and Drug Administration and other regulatory authorities, including the European Medicines Agency, for its product candidates; enGene’s plans and ability to commercialize its product candidates, if approved by applicable regulatory authorities; the degree of market acceptance of enGene’s product candidates, if approved, and the availability of third-party coverage and reimbursement; the ability of enGene’s external contract manufacturers to support the manufacturing, release testing, stability analysis, clinical labeling and packaging of enGene’s products; enGene’s future financial performance and the sufficiency of enGene’s cash and cash equivalents to fund its operations; the outcome of any known and unknown litigation and regulatory proceedings; enGene’s ability to implement and maintain effective internal controls; or other risks and uncertainties detailed in filings with Canadian securities regulators on SEDAR+ and U.S. Securities and Exchange Commission on EDGAR.

Any forward-looking statement speaks only as of the date on which it was made. enGene anticipates that subsequent events and developments will cause enGene’s assessments to change. While enGene may elect to update these forward-looking statements at some point in the future, enGene specifically disclaim any obligation to do so, unless required by applicable law. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

Contact:

For further information: enGene, Inc. (media@engene.com).

For investor contact: investors@engene.com

For media contact: Adam@ScientPR.com